UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Source Capital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SOURCE CAPITAL, INC. 11601 Wilshire Boulevard, Suite 1200 Los Angeles, California 90025

Shareholder Name Address 1 Address 2 Address 3

IMPORTANT NOTICE

Re: Source Capital, Inc. (ticker: “SOR”)

Dear Shareholder:

We have been trying to contact you regarding an important matter pertaining to your investment in Source Capital, Inc. This matter pertains to important organizational initiatives for the Company that requires your immediate response.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time, and you will not be asked to provide any confidential information.

Please contact us toll-free at 1-800-283-3192 between 9:00 a.m. and 10:00 p.m. Eastern time Monday through Friday. When you call, please reference the number listed below.

Thank you in advance.

Sincerely,

Rebecca D. Gilding

Secretary

REFERENCE NUMBER: XXXXXXXXX